SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2014

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

            Oakbrook Terrace, Illinois         60181

                (Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of Stockholders VASCO Data Security International, Inc. (the “Company”) was held June 18, 2014.

The shareholders of the Company voted on the following items at the Annual Meeting:

1.	To elect five directors to serve on the Board of Directors for terms expiring in 2015;

2.	To hold an advisory vote on executive compensation;

3.	To reapprove the VASCO Data Security International, Inc. Executive Incentive Compensation Plan, (the “Annual Incentive Plan”);

4.	To reapprove the VASCO Data Security International, Inc. 2009 Equity Incentive Plan (the “2009 Equity Plan”); and

5.	To ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes regarding the election of the director nominees were as follows:

	Shares Voted in Favor of	Shares Withholding Authority	Broker Non-Votes
T. Kendall Hunt	18,573,922	196,541	5,252,675
Michael P. Cullinane	18,396,276	374,187	5,252,675
John N. Fox, Jr.	18,408,134	362,329	5,252,675
Jean K. Holley	17,234,007	1,536,456	5,252,675
Matthew Moog	18,408,599	361,864	5,252,675

Based on the votes set forth above, the director nominees were duly elected.

The proposal to approve, on an advisory basis, the overall compensation of the Company’s named executive officers received the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
17,809,640	928,223	32,600	5,252,675

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved.

The proposal to reapprove the Annual Incentive Plan received the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
18,507,160	217,637	45,666	5,252,675

Based on the votes set forth above, the proposal to reapprove the Annual Incentive Plan was approved.

The proposal to reapprove the 2009 Equity Plan received the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
17,489,756	1,236,731	43,976	5,252,675

Based on the votes set forth above, the proposal to reapprove the 2009 Equity Plan was approved.

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 received the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
23,902,739	80,991	39,408	0

Based on the votes set forth above, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was duly ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2014	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer